UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2007

UGI Utilities, Inc.
 (Exact name of registrant as specified in its charter)

Pennsylvania	1-1398	23-1174060
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Kachel Boulevard, Suite 400, Green Hills Corporate Center, Reading, Pennsylvania	19607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610 796-3400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment is being filed solely to correct the Date of Report on the Cover Page of the Current Report erroneously dated March 25, 2007. The correct Date of Report is April 25, 2007.

Item 2.02 Results of Operations and Financial Condition.

On April 25, 2007, UGI Corporation, the parent of UGI Utilities, Inc., issued a press release announcing financial results for itself and the Gas Utility and Electric Utility divisions of UGI Utilities, Inc. for the fiscal quarter ended March 31, 2007. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being furnished herewith:

99 Press Release of UGI Corporation, the parent of UGI Utilities, Inc., dated April 25, 2007, reporting financial results for UGI Corporation and UGI Utilities, Inc. for the fiscal quarter ended March 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Utilities, Inc.

Date: April 25, 2007

By: /s/ Margaret M. Calabrese
Name: Margaret M. Calabrese
Title: Secretary

EXHIBIT INDEX

The Following Exhibits Are Furnished:

EXHIBIT NO.	DESCRIPTION
99	Press Release of UGI Corporation dated April 25, 2007.